                                                                  Exhibit 10.23

                       SEVENTH AMENDMENT
                            TO THE
              AMENDED AND RESTATED CREDIT AGREEMENT

          SEVENTH AMENDMENT dated as of May 6, 1997 (this "Amendment") to the AMENDED AND RESTATED CREDIT AGREEMENT dated as of June 15, 1995 (as modified by the Waiver and First Amendment thereto dated as of February 16, 1996, the Second Amendment thereto dated as of May 10, 1996, the Third Amendment thereto dated as of September 11, 1996, the Fourth Amendment thereto dated as of January 13, 1997, the Fifth Amendment thereto dated as of March 7, 1997, and the Waiver and Sixth Amendment thereto dated as of April 4, 1997, the "Credit Agreement"), each among THE GRAND UNION COMPANY, a Delaware corporation (the "Borrower"), the institutions from time to time party thereto as lenders (the "Banks") and BANKERS TRUST COMPANY, as agent (the "Agent"). Capitalized terms used herein and not defined herein shall have the respective meanings set forth for such terms in the Credit Agreement.

                      W I T N E S S E T H :

          WHEREAS, the Borrower has requested that the Credit Agreement be amended to, among other things, (a) make the clean-down requirements of the Credit Agreement inapplicable during the 1997 calendar year, (b) lower the minimum amount of capital expenditures the Borrower is required by the Credit Agreement to make during the Borrower's fiscal year ending in March 1998 (the "1998 Fiscal Year"), and (c) change the EBITDA and interest coverage requirements of the Credit Agreement that are applicable during the 1998 Fiscal Year; and

          WHEREAS, subject to and upon the terms and conditions hereinafter set forth and in the Credit Agreement as amended hereby, the Banks party hereto are agreeable to the foregoing;

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          Section 1. Amendments. The Credit Agreement is hereby amended effective as of the date hereof as follows:

          (a)       Section 4.2(A)(i) of the Credit Agreement


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is amended by inserting "(other than August 31, 1997 unless a Default or an
Event of Default has occurred and is then continuing)" at such time after the word "year" in the first line thereof.

          (b) Section 7.14 of the Credit Agreement is amended by replacing the amount "$87,100,000" appearing in the second line of the table contained therein with the amount "$30,000,000".

          (c) Section 8.3 of the Credit Agreement is amended by inserting the following as a new last paragraph of such Section:

          "In respect of any Capitalized Lease Obligations
     (Equipment) incurred by the Borrower or any of its Subsidiaries pursuant to clause (b) of this Section
     8.3, the Agent, at the request of the Borrower, may pursuant to documentation satisfactory to the Agent in its sole discretion either, at the Agent's option, release or subordinate the Liens under the Security
     Documents on the equipment to which such obligations relate."

          (d) Section 8.9 of the Credit Agreement is amended by deleting such section in its entirety and replacing it with the following:

          "8.9 EBITDA. The Borrower will not permit EBITDA (i) for the fiscal quarter ending in July 1997 (taken as one accounting period) to be less than $23,000,000, (ii) for the period of two consecutive fiscal quarters ending in October 1997 (taken as one accounting period) to be less than $54,000,000, (iii) for the period of three consecutive fiscal quarters ending in January 1998 (taken as one accounting period) to be less than $87,000,000 and (iv) for any period of four consecutive fiscal quarters (taken as one accounting period) ending on the last day of any fiscal quarter set forth below to be less than the amount set forth opposite such fiscal quarter below:



     Fiscal Quarter
     Ending in                   Amount
     --------------              ------
     March 1998               120,000,000
     July 1998                150,000,000
     October 1998             150,000,000
     January 1999             150,000,000
     April 1999               165,000,000
     July 1999                165,000,000
     October 1999             165,000,000
     January 2000             165,000,000
     April 2000               165,000,000
     July 2000                165,000,000
     October 2000             165,000,000
     January 2001             165,000,000
     March 2001               165,000,000
     July 2001                165,000,000
     October 2001             165,000,000
     January 2002             165,000,000
     March 2002               165,000,000"


            (e) Section 8.11 of the Credit Agreement is amended by deleting such section in its entirety and replacing it with the following:

          "8.11 EBITDA to Total Cash Interest Expense. The Borrower will not permit the ratio of (i) EBITDA to (ii) Total Cash Interest Expense (x) for the period of three consecutive fiscal quarters (taken as one accounting period) ending in January 1998 to be less than 1.0:1, (y) for the period of four consecutive fiscal quarters (taken as one accounting period) ending in March 1998 to be less than 1.0:1, and (z) for any period of four consecutive fiscal quarters (taken as one accounting period) ending during any period set forth below to be less than the amount set forth opposite such period below:



     Period                              Ratio
     ------                              -----
Fiscal Quarter ending in July            1.4:1
          1998 to and including
          Fiscal Quarter ending
          in January 1999

Fiscal Quarter ending in April           1.5:1

                                       3

          1999 to and including
          Fiscal Quarter ending
          in January 2000

Fiscal Quarter ending in April           1.7:1
          2000 to and including
          Fiscal Quarter ending
          in January 2001

Fiscal Quarter ending in March           1.7:1
          2001 to and including
          Fiscal Quarter ending
          in January 2002

Thereafter                               1.7:1"


            (f) Section 8.17 ("Additional Financial Covenants") of the Credit Agreement is deleted in its entirety.

            (g)       The definition of the term "EBITDA" contained in
Section 10 of the Credit Agreement is amended by inserting the following at the end of such definition:

          "; and provided further that, for purposes of calculating EBITDA for any period, the following shall be added back to EBIT for such period to the extent deducted from Consolidated Net Income for such period: one-time restructuring charges arising from employee terminations and administrative cost reductions and one or a series of related charges arising from inventory valuation adjustments, in each case that are taken by the Borrower during its fiscal year ending in March 1998, but only to the extent (y) such charges were decided to be taken by the Borrower prior to the finalization of the Borrower's financial statements for its fiscal year ending in March 1997, and (z) the aggregate amount of such charges, when taken together with any similar or other restructuring charges taken by the Borrower and its Subsidiaries in the last quarter of its fiscal year ending in March 1997, do not exceed $10,000,000."

            (h) The definition of the term "Section 7.14 Credit Amount" is amended by replacing the reference to the year "1998" with the following:

     "or prior to 1999, zero, and for any fiscal year of the Borrower ending in 2000".

   Section 2. Representations and Warranties. The Borrower hereby represents and warrants to the Agent and each Bank that:

            (a) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing on and as of the date hereof; and

            (b) the representations and warranties of the Borrower and the other Credit Parties contained in the Credit Agreement and the other Credit Documents are true and correct on and as of the date hereof as if made on and as of the date hereof after giving effect to the amendments contemplated hereby, except to the extent such representations and warranties expressly relate to a different specific date.

   Section 3. Effectiveness. This Amendment shall become effective as of the date specified in Section 1 hereof when the Agent shall have executed and delivered a counterpart of this Amendment and received duly executed counterparts of this Amendment from the Borrower, each Subsidiary of the Borrower that is a party to any Credit Document and as many of the Banks as shall be necessary to comprise the "Required Banks" or the "Required Class Creditors", as the case may be; provided that this Amendment shall cease immediately to be of any further force and effect if (i) the Borrower fails to comply with Section 4 hereof, or (ii) the aggregate amount of charges relating to employee terminations, administrative cost reductions and inventory valuation adjustments and other restructuring charges taken by the Borrower and its Subsidiaries during the Borrower's fiscal quarter ending in March 1997 exceeds $10,000,000.

   Section 4. Amendment Fee. In the event this Amendment is executed and delivered by the Agent and the Required Banks, the Borrower shall pay to the Agent on or prior to May 13, 1997, in immediately available funds, for the account of each Bank that executes and delivers a signature page to this Amendment on or prior to May 6, 1997, an amendment fee equal to 12.5 basis points on the sum of (a) such Bank's Revolving Loan Commitment, and (b) the aggregate outstanding principal amount of Term Loans held by such Bank.

   Section 5. Status of Credit Documents. (a) This Amendment is limited solely for the purposes and to the extent expressly set forth herein, and, except as expressly modified hereby, (i) the terms, provisions and conditions of the Credit Documents, (ii) the terms and provisions of the Further Assurances Agreement dated as of June 15, 1995, as modified in writing prior to the date hereof, between the Borrower and the Agent, and (iii) the Liens granted under the Credit Documents shall continue in full force and effect and are hereby ratified and confirmed in all respects.

            (b)          No amendment made to the Credit
Agreement pursuant to this Amendment shall relieve the Borrower from complying with any other term or provision of the Credit Agreement as amended hereby.

   Section 6. Counterparts. This Amendment may be executed and delivered in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

   Section 7. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized officers to execute and deliver this Seventh Amendment to the Amended and Restated Credit Agreement as of the date first above written.

                    THE GRAND UNION COMPANY


                    By: /s/ Francis E. Nicastro
                       ------------------------
                       Name:  Francis E. Nicastro
                       Title: Vice President and
                              Treasurer


                    BANKERS TRUST COMPANY,
                      Individually and as Agent


                    By: /s/ Mary Kay Coyle
                       ------------------------
                       Name:  Mary Kay Coyle
                       Title: Managing Director


                    BANKAMERICA BUSINESS CREDIT, INC.


                    By: /s/ Richard Levenson
                       ------------------------
                       Name:  Richard Levenson
                       Title: VP


                    BANK POLSKA KASA OPIEKI, SA


                    By: /s/ William A. Shea
                       ------------------------
                       Name:  William A. Shea
                       Title: Vice President
                              Senior Lending Officer

                    COMPAGNIE FINANCIERE DE CIC ET
                     DE L'UNION EUROPEENNE


                    By: /s/ Sean Mounier
                       ------------------------
                       Name:  Sean Mounier
                       Title: First Vice President


                    By: /s/ Brian O'Leary
                       ------------------------
                       Name:  Brian O'Leary
                       Title: Vice President


                    THE FIRST NATIONAL BANK OF BOSTON


                    By: /s/ Timothy M. Barns
                       ------------------------
                       Name:  Timothy M. Barns
                       Title: Division Executive


                    FLEET CAPITAL CORPORATION


                    By: /s/ Eric Rubin
                       ------------------------
                       Name:  Eric Rubin
                       Title: Vice President


                    HELLER FINANCIAL, INC.


                    By: /s/ Salvatore Salzillo
                       ------------------------
                       Name:  Salvatore Salzillo
                       Title: AVP


                    LEHMAN COMMERCIAL PAPER INC.


                    By: /s/ Michele Swanson
                       ------------------------
                       Name:  Michele Swanson
                       Title: Authorized Signatory

                    ML CBO IV (CAYMAN) LTD, LLC

                    By: Protective Asset Management,
                          as Collateral Manager


                    By: /s/ James Dondero CPA, CFA
                       ----------------------------
                       Name:  James Dondero CPA, CFA
                       Title: President
                              Protective Asset Management, L.L.C.


                    SENIOR DEBT PORTFOLIO

                    By:  Boston Management and Research,
                           as Investment Advisor


                    By: /s/ Payson F. Swaffield
                       ------------------------
                       Name:  Payson F. Swaffield
                       Title: Vice President


                    TRANSAMERICA BUSINESS CREDIT
                      CORPORATION


                    By: /s/ Steven Fischer
                       ------------------------
                       Name:  Steven Fischer
                       Title: Sr. Vice Pres


                    VAN KAMPEN AMERICAN CAPITAL PRIME
                      RATE INCOME TRUST


                    By: /s/ Jeffrey W. Maillet
                       ------------------------
                       Name:  Jeffrey W. Maillet
                       Title: Senior Vice President & Director

          The foregoing Seventh Amendment is hereby consented and agreed to, and the Liens and guaranties under the Credit Documents are hereby confirmed, by:

               MERCHANDISING SERVICES, INC.
               GRAND UNION STORES, INC. OF VERMONT
               GRAND UNION STORES OF NEW  HAMPSHIRE, INC.
               SPECIALTY MERCHANDISING SERVICES, INC.


               By: /s/ Francis E. Nicastro
                  ---------------------------------
                  Name:  Francis E. Nicastro
                  Title: Vice President and Treasurer
                         of each of the above listed
                         entities